                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(C) or Section 240.14a-12

                                    CNB, INC.
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14(a)-6(I)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total Fee Paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                                    CNB, INC.

                             201 North Marion Street
                            Lake City, Florida 32055



April 15, 1999


Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of CNB, Inc. ("CNB") to be held on Wednesday, May 19, 1999 commencing at 10:00 a.m. Eastern Standard Time at the Lake City Country Club which is located on Service Road, off US 90 West by I-75, Lake City, Florida. A formal Notice setting forth the business to come before the meeting and a Proxy Statement are attached. The purpose of the meeting is to consider and vote upon the Proposals explained in the Notice and the Proxy Statement.

      It is important that your shares be represented at the Annual Meeting whether or not you plan to attend the Annual Meeting in person. The Board of Directors requests that you carefully review these materials before completing, signing and dating the enclosed proxy and returning it in the postage paid envelope provided for your use. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

                                       Sincerely,

                                       /s/ K.C. Trowell

                                       K.C. Trowell
                                       Chairman

                                    CNB, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 1999


To the Holders of Common Stock:

     You are invited to attend the Annual Meeting of Shareholders of CNB, Inc. (the "Company" or "CNB") which will be held on Wednesday, May 19, 1999 at 10:00 a.m. at the Lake City Country Club in Lake City, Florida to consider and act upon the following matters:

     1.   Election of six directors of the Company, each for a one year term.

     2. Authorization of an amendment to Article II of the Amended and Restated Articles of Incorporation of the Company changing the Company's name from "CNB, Inc." to "CNB Florida Bancshares, Inc."

     3. Such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of record of the Company's common stock at the close of business on March 31, 1999 are entitled to receive notice of, and to vote on, all business that may come before the Annual Meeting.

     Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy as promptly as possible in the postage paid envelope provided for your use to the Company's transfer agent. You may revoke the proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying Proxy Statement.


                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Joyce Bruner

                                           Joyce Bruner
                                           Corporate Secretary


Dated: April 15, 1999

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                                    CNB, INC.
                                  P.O. Box 3239
                            Lake City, Florida 32056

GENERAL

     This Proxy Statement is being furnished to holders of CNB, Inc. (the "Company" or "CNB") common stock, $.01 par value (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors of CNB for use at the Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held on Wednesday, May 19, 1999 commencing at 10:00 a.m., at the Lake City Country Club in Lake City, Florida.

     This Proxy Statement and the attached Notice and Form of Proxy are first being mailed to holders of Common Stock on or about April 15, 1999.

VOTING OF PROXIES

     Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting of Shareholders in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this Proxy Statement and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting of Shareholders.

     Any holder of Common Stock who has executed and delivered a proxy may revoke such proxy at any time before it is voted by attending the Annual Meeting of Shareholders and voting in person, by giving written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Such notice of revocation or later proxy should be sent to the Company's transfer agent. In order for the notice of revocation or later proxy to revoke the prior proxy, the Company's transfer agent must receive such notice or later proxy prior to the vote of shareholders at the Annual Meeting of Shareholders. Attendance at the Annual Meeting of Shareholders will not in itself revoke a proxy.

VOTING PROCEDURES

      The Company's Amended and Restated Bylaws (the "Bylaws") provide that a majority of shares entitled to vote and represented in person or by proxy at a meeting of the shareholders constitutes a quorum. Under the Florida Business Corporation Act (the "Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present exceed votes opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation"). Therefore, abstentions and broker non-votes have no effect under Florida law.

VOTING SECURITIES

     The Board of Directors of CNB has fixed the close of business on March 31, 1999, as the Record Date for the determination of holders of Common Stock entitled to receive notice of and to vote at the Annual Meeting of Shareholders. At the close of business on March 31, 1999, there were issued and outstanding 6,107,970 shares of Common Stock entitled to vote at the Annual Meeting of Shareholders held by approximately 576 registered holders. Holders of Common Stock outstanding on March 31, 1999, are entitled to one vote for each share held of record upon each matter properly submitted to CNB shareholders at the Annual Meeting of Shareholders.

PURPOSE

     The business that management anticipates will be transacted at the meetings is as follows:

     PROPOSAL 1: ELECTION OF DIRECTORS

     The Directors nominated for election at the 1999 Annual Meeting of Shareholders are Thomas R. Andrews, Audrey S. Bullard, Raymon Land, Sr., Marvin
H. Pritchett, William Streicher and K.C. Trowell. In order to be elected, each nominee must receive a plurality of the votes cast, which shall be counted as described in VOTING PROCEDURES. The accompanying proxy, unless otherwise specified, will be voted FOR the election of the persons named above. If any nominee should become unavailable, which is not now anticipated, the persons voting the accompanying proxy may, in their discretion, vote for a substitute.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     The following table sets forth certain information with respect to the nominees for director who are present Directors of the Company. Members of the Board of Directors will serve until the next annual meeting of shareholders and thereafter until their respective successors are elected and qualified. Except as otherwise indicated, each person has been or was engaged in his or her present or last principal occupation, in the same or a similar position, for more than five years.



NAME                    AGE       POSITIONS HELD AND PRINCIPAL OCCUPATIONS
                                  DURING THE PAST FIVE YEARS
----                    ---       -------------------------------------------------------------
Thomas R. Andrews       53        Mr. Andrews was elected to the Board of Directors of the Company in March 1994 and serves on the Compensation and Audit
                                  Committees of the Company's Board of Directors.  Mr. Andrews
                                  previously served as Chairman of the Board of Directors for the former Bradford Bankshares, Inc.  He is the owner of Belco
                                  Enterprises, a commercial real estate company.  Mr. Andrews is a member of the Children's Home Society Foundation of Florida.

Audrey S. Bullard       56        Ms. Bullard was elected to the Board of Directors of the
                                  Company in 1987 and serves on the Executive and Compensation
                                  Committees of the Company's Board of Directors. A practicing certified public accountant, Ms. Bullard is an officer and part owner of Bullard Development Co. and A&R of Lake City,
                                  Inc. as well as several partnerships and land development
                                  firms. Ms. Bullard has been




NAME                    AGE       POSITIONS HELD AND PRINCIPAL OCCUPATIONS
                                  DURING THE PAST FIVE YEARS
----                    ---       -------------------------------------------------------------


                                   active in numerous civic and service organizations,
                                   including the Chamber of Commerce, the Lake Shore Hospital, the Advent Christian Advisory Board, the Columbia County
                                   Public School Foundation, the Lake City/Columbia County
                                   Beautification Board, the North Florida Advisory Council and
                                   the Board of Santa Fe Health Care, Inc.

Raymon Land, Sr.        59         Mr. Land was elected to the Board of Directors of the
                                   Company in April 1998 and serves on the Audit Committee of the Company's Board of Directors. He has served in the past as President of the National Watermelon Association. He has
                                   been in the watermelon producing business for 38 years. Mr.
                                   Land is also presently President of Land Truck Brokers,
                                   Inc., and serves as a Director of Melon Pac, Inc. In
                                   addition, Mr. Land serves on various committees in an
                                   advisory capacity which serve as liaison between the
                                   Department of Agriculture and the produce industry. Mr. Land is also a member of several horse associations and is a real estate salesman for Land Brokerage Realty.

Marvin H. Pritchett      65        Mr. Pritchett was elected to the Board of
                                   Directors of the Company in 1988 and serves on the Executive and Compensation Committees of the Company's Board of
                                   Directors. Since 1981, he has owned Pritchett Trucking,
                                   Inc., a trucking and hauling firm, of which he also serves as Chief Executive Officer, and Pritchett, Inc., a timber
                                   firm. He is also in the business of hauling and selling rock materials through his companies, Bulldog Truck Lines, Inc.
                                   and GP Materials, Inc., and is owner of the MH Pritchett
                                   Farm in Lake Butler, a cattle operation. Mr. Pritchett is
                                   also Chief Executive Officer of Pritchett Investment Group which owns Mack Truck dealerships in Jacksonville, Lake City, Tampa and
                                   Orlando, Florida as well as Volvo dealerships in Lake City and Tampa, Florida.

William Streicher        63        Mr. Streicher was elected to the Board of Directors of the Company in 1990 and serves on the Audit and Compensation Committees of the
                                   Company's Board of Directors. He has owned and operated several McDonald's restaurant franchises in the Company's primary service area and also has served on the Board of Ronald McDonald House Charities at Shands Hospital in
                                   Gainesville, Florida for over ten years. He is past chairman and a past board member of the Lake City Community College Foundation, a past member of the Lake City Rotary Club, past Vice President of McDonald's
                                   Owner/Operator Advertising Co-Operative and a past representative to the McDonald's Advertising Advisory Board of the State of Florida.

K.C. Trowell             60        Mr. Trowell is Chairman and CEO of the Company and of CNB
                                   National Bank (the "Bank"), the Company's wholly owned
                                   subsidiary.  He was elected to the Board of Directors in 1987 and




NAME                    AGE       POSITIONS HELD AND PRINCIPAL OCCUPATIONS
                                  DURING THE PAST FIVE YEARS
----                    ---       -------------------------------------------------------------

                                   serves as Chairman of the Executive Committee and on the
                                   Compensation Committee of the Board of Directors of the Company.
                                   He has served as the Chairman and CEO of the Company since its inception in 1987.  Mr. Trowell is a Lake City, Florida native and has been actively involved in commercial banking management in North
                                   Florida for over 25 years.  He has also held management positions with NationsBank of Lake City (and its predecessors), American
                                   Bank of Jacksonville, and Barnett Banks, Inc. in Jacksonville.  He is
                                   former Chairman of the Board of Trustees of Florida Bankers
                                   Insurance Trust.  He is a past director of Community Bankers of
                                   Florida, past director of the Columbia County Committee of 100, past director of North Central Florida Areawide Development Company,
                                   and a former board member and chairman of both Lake City Medical
                                   Center and Columbia County Industrial Development Authority.



     PROPOSAL 2: CHANGE IN COMPANY NAME

     The Board of Directors of the Company has unanimously approved a proposal to change the name of the Company from "CNB, Inc." to "CNB Florida
Bancshares, Inc."

     The Board of Directors believes that the Company's present name does not adequately reflect the Company's business and its presence in the Florida market. The Board of Directors believes that the proposed corporate name more appropriately reflects the present geographic and business scope of the Company's operations.

     Assuming the name change is approved, it will be effected by the filing of Articles of Amendment to the Articles of Incorporation amending Article II thereof.

     The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding, and the Company's shareholders will not be required to exchange stock certificates to reflect the new name. Shareholders should keep the certificates they now hold, which will continue to be valid, and should not send them to the Company or its transfer agent. Stock certificates issued in the future will bear the Company's new name.

     If the number of affirmative votes cast by the holders of the shares represented at the Annual Meeting exceeds the number of votes opposing the action, then Proposal 2 will be approved.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and any persons owning more than 10 percent of a class of the Company's stock, to file certain reports on ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). During 1998, the executive officers and directors of the Company filed with the SEC on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them.

BOARD OF DIRECTORS AND STANDING COMMITTEES; DIRECTOR COMPENSATION

     If elected, the six nominees will constitute the Board of Directors of the Company. During 1998, the Board held a total of nine meetings.

     The Board of Directors maintains an Audit Committee, a Compensation Committee and an Executive Committee, which are described below. Members of these committees are elected annually at the Board meeting immediately following the Annual Meeting of Shareholders. Under the Company's Bylaws, the Board of Directors is authorized to designate other members of the Board to serve in the place of absent members of any committee.

     The Audit Committee is comprised of Messrs. Andrews, Land and Streicher, none of whom is an officer of the Company. During 1998 the Audit Committee held four meetings. The principal responsibilities of the Audit Committee are to: (1) oversee the internal controls function with regard to the audit, consumer compliance and loan review plan; (2) review the Company's credit quality review functions and the methods used to test loan quality and the adequacy of the allowance for loan losses; (3) review any significant audit conclusions;
(4) review internal assessments of the adequacy of internal controls; (5) review the compliance of the Company with laws and regulations; and (6) approve the selection of the Company's independent accountants.

     The Compensation Committee is comprised of Messrs. Andrews, Pritchett, Streicher and Trowell and Ms. Bullard. During 1998 this committee held three meetings. The Compensation Committee is principally responsible for (1) establishing and recommending to the Board of Directors the compensation of the Chief Executive Officer of the Company; (2) establishing and recommending to the Board of Directors the compensation of other senior management of the Company; (3) periodically reviewing all salary administration and employee benefits; (4) reviewing succession plans for executive positions; and
(5) developing and recommending to the Company's Board of Directors stock incentive compensation for officers and employees.

     The Executive Committee is comprised of Ms. Bullard, Mr. Pritchett, Mr. Trowell and the Company's Executive Vice President and Chief Financial Officer,
G. Thomas Frankland. During 1998 this committee held three meetings. These committee members other than Mr. Frankland also serve on the Executive Loan Committee of the Bank. The Executive Committee is authorized to act on behalf of and exercise all powers of the Board of Directors when the Board is not in session, except as limited by Florida law and also recommends to the full Board of Directors candidates for the Company and Bank Boards of Directors.

     In 1998 all members of the Board attended at least 75% of all meetings of the Board and committees on which they served.

     Members of the Board of Directors are paid $300 for each meeting of the Board and $150 for each committee meeting that they attend. In addition, non-management directors may receive non-qualified stock options in accordance with the Company's Performance-Based Incentive Plan.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee presents the following report on compensation for the Company's executive officers. Actual compensation during 1998 for the Chief Executive Officer is shown in the Summary Compensation Table and other tables following this report.

     PHILOSOPHY. As more fully described below, the Compensation Committee of the Company's Board of Directors administers the compensation programs for the Company's executive officers. The Company's compensation structure is intended to provide a compensation package that will attract, motivate and retain qualified executives; to ensure a compensation mix that focuses executive behavior on the fulfillment of annual and long-term business objectives; and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's shareholders.

     The components of individual executive officer compensation are base salary, annual bonus and long-term stock-based incentives.

     SALARY. Base salary is assigned to positions based on job responsibilities, sustained performance and a periodic informal review of base salary practices for comparable positions at similar community banking companies. The Company's Chief Executive Officer recommends (except with respect to his own salary) and the Compensation Committee approves salary adjustments for executive officers based on achievement of specific annual performance goals, including personal, departmental and overall Company goals depending upon each officer's specific job responsibilities. The Committee and the Chief Executive Officer also use their subjective judgment to consider such criteria as the executive's knowledge of and importance to the Company's business, willingness and ability to accomplish the tasks for which he or she was responsible, professional growth and potential, and the Company's financial performance in making salary decisions. No particular weighting is applied to these factors.

     ANNUAL BONUS. For the annual bonus plan, the Committee establishes written, objective financial goals for executives at the beginning of each year. Financial goals for the executive officers may include Company earnings-per-share, return on equity, overhead ratio, asset quality and return on assets. Goals are based on the Company's business plan as approved by the Board of Directors of the Company.

     Officers and senior management are also eligible to participate in the annual incentive component of the Plan, but with accountability for various business unit financial measures and specific individual objectives, as well as Company financial goals.

     LONG-TERM INCENTIVES. Under the Performance-Based Incentive Plan, the Company may provide performance-based incentive awards through the grant of stock options, restricted stock, stock appreciation rights and performance units. This plan is designed to increase the personal stake of participants in both the annual and long-term success and growth of the Company and encourage them to remain in the employ of the Company. Because awards of options and restricted stock are keyed to the market value of the Company's stock at the time of grant, the future value of those awards is entirely dependent on increases in the market value of the Company's stock. In making stock option and restricted stock grants in 1998, the Committee considered, without assigning a particular weighting, the number of options previously granted to the executive, the executive's salary, the Company's financial results, the need for a long-term focus on improving shareholder value and the executive's ability to positively impact the Company's performance.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Under the Company's employment agreement with the Chief Executive Officer, he is paid a base salary of $250,000. The Compensation Committee (with Mr. Trowell abstaining) determined this base salary based on amounts earned by the Chief Executive Officer in prior years, his long-service to the Company, the Company's financial performance and growth and the pay practices of other community banks.

     The CEO is eligible for an annual bonus targeted at 50% of base salary. For performance in 1998, he received an annual bonus of $122,647. In determining this amount, the Committee (with Mr. Trowell abstaining) exercised its subjective judgment and considered, among other factors and with no particular weighting, the Company's progress in expanding to new markets and in completing its initial public offering, its increase in loan volume and consolidated assets, its strong capital position and the CEO's contribution to these achievements.

     In 1998, the CEO was granted options to purchase 80,000 shares of Common Stock. The options have an exercise price of $8.00, the fair market value on the date of grant and vest 25% on the date of grant and 75% vest in equal annual increments on the next three anniversaries of the grant date. The Company also granted the CEO 7,500 shares of restricted stock, 3,750 of which vest and become nonforfeitable on the first anniversary of the date of grant, and 1,875 of which vest and become nonforfeitable on each of the next two succeeding anniversaries. The number of options and restricted shares granted was based on the subjective judgment of the Committee (other than Mr. Trowell) of the appropriate number of options to motivate the CEO, the importance of providing the CEO with long-term incentives, and the other factors mentioned above which the Committee considers in making stock-based grants to all executives.

     The Committee will consider any federal income tax limitations on the deductibility of executive compensation in reaching compensation decisions and will seek shareholder approval where such approval will eliminate any limitations on deductibility.

Thomas R. Andrews
Audrey S. Bullard
Marvin H. Pritchett
William Streicher
K.C. Trowell

April 15, 1999

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth for the fiscal years ended December 31, 1998, 1997 and 1996, the cash compensation paid or accrued by the Company, as well as certain other compensation paid or accrued for those years, for services in all capacities to the Chief Executive Officer of the Company. No executive officer of the Company, other than the Chief Executive Officer, earned compensation in excess of $100,000 for the fiscal years indicated in the table.

                         SUMMARY COMPENSATION TABLE (1)



                                      ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                      -------------------                ----------------------
                                                                                 AWARDS
                                                                                 ------
                                                                       RESTRICTED        SECURITIES
      NAME AND                                                          STOCK            UNDERLYING           ALL OTHER
     PRINCIPAL           YEAR       SALARY            BONUS             AWARD(S)         OPTIONS/SARS        COMPENSATION
      POSITION                        ($)              ($)                ($)                (#)                ($)
     ---------           ----       ------            -----            ----------        ------------        ------------

K. C. Trowell,           1998       $250,000         $122,647          $60,000 (2)           80,000             $ 7,985 (3)
Chairman and             1997       $172,500         $122,647               --               34,000             $ 7,405
Chief Executive          1996       $150,000         $106,650               --                   --             $ 6,920
Officer



(1) Columns relating, respectively, to "other annual compensation" and "LTIP Payouts" have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executive during the periods covered by such columns. Non-cash perquisites are not disclosed in this table because the aggregate value does not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(2) The Company granted 7,500 shares of restricted stock on December 10, 1998. The market value of the Company Common Stock was not readily discernable. Actual trades in the Company's Common Stock Closest to December 10, 1998 were at $8.00 per share and that value is used herein.

(3) The amounts shown in the column for 1998 consist of payment for term life insurance premiums of $2,985 and the Company's matching contribution to the 401(k) plan for Mr. Trowell of $5,000.

      STOCK OPTIONS. THE FOLLOWING TABLE SETS FORTH INFORMATION CONCERNING OPTIONS WHICH WERE GRANTED DURING THE FISCAL YEAR ENDED DECEMBER 31, 1998.

                   OPTIONS/SAR GRANTS IN LAST FISCAL YEAR (1)



                                                                                                                 GRANT
                                                 INDIVIDUAL GRANTS                                             DATE VALUE
       -------------------------------------------------------------------------------------------------       ----------
                             NUMBER OF              PERCENT OF
                             SECURITIES           TOTAL OPTIONS/
                             UNDERLYING            SARS GRANTED                                                GRANT DATE
                            OPTIONS/SARS           TO EMPLOYEES           EXERCISE OR        EXPIRATION         PRESENT
       NAME                 GRANTED (#)           IN FISCAL YEAR       BASE PRICE ($/SH)        DATE            VALUE $(3)
       -----                ------------          --------------       -----------------     -----------        ---------

K.C. Trowell                 80,000(2)               41.5%                   $8.00          December 10, 2008   160,136


(1) All information in this table relates to options. The Company has not granted any stock appreciation rights ("SARs").

(2) Options become exercisable in the amount of 20,000 shares each year beginning December 10, 1998 and continuing each year until December 10, 2001.

(3) This estimate is determined using the Black-Scholes model. This model was developed to estimate the fair value of traded options, which have different characteristics than employee stock options, and changes to the subjective assumptions used in the model can result in materially different fair value estimates. This hypothetical value is based on the following assumptions: an exercise price equal to the market value on day of grant; estimated dividend yield of 2.50%; standard deviation of stock price volatility of 0.25%; risk-free interest rate of 4.62%; and average option term of 6 years.

     AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTIONS. The following table sets forth information concerning the exercise of stock options during the last completed fiscal year by the named executive officer and the fiscal year-end value of unexercised options.


AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTIONS/SAR VALUES (1)


                                                                                   NUMBER OF
                                                                                  SECURITIES                     VALUE OF
                                                                                  UNDERLYING                 UNEXERCISED IN-
                                                                                  UNEXERCISED                   THE-MONEY
                                                                                 OPTIONS/SARS AT              OPTIONS/SARS AT
                                                                                 FISCAL YEAR END            FISCAL YEAR END (2)
                                                                                      (#)                          ($)
                                                                                ----------------           --------------------
                                  SHARES
                                ACQUIRED ON                VALUE                  EXERCISABLE/                 EXERCISABLE/
           NAME                 EXERCISE (#)            REALIZED ($)              UNEXERCISABLE                UNEXERCISABLE
           ----                 -------------           -----------             ----------------           --------------------

K.C. Trowell                           -                        -               136,100 / 85,016             $447,312/ $33,325




(1) All information in this table relates to options. The Company has not granted any SARs.

(2) As of December 31, 1998, the market value of the Company Common Stock was not readily discernable. Actual trades in the Company's common stock closest to December 31, 1998 were at $8.00 per share and that value is used herein. Based on a market value of $8.00 per share, all of the exercisable options were in-the-money, at a value of $447,312. The unexercisable options have exercise prices at or less than $8.00 per share, and are in-the-money, at a value of $33,325. The Company became listed on the NASDAQ National Market on January 29, 1999.

     LONG TERM INCENTIVE PLAN. The following table sets forth information concerning awards of restricted stock under the Company's Performance-Based Incentive Plan for the year ending December 31, 1998.

              LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR


                                                           PERFORMANCE
                                 NUMBER OF                  OR OTHER
                               SHARES, UNITS              PERIOD UNTIL
                                  OR OTHER                 MATURATION
           NAME                  RIGHTS (#)                 OR PAYOUT
           ----                  ----------                 ---------

K.C. Trowell                       7,500             December 10, 2001 (1)



(1) The Company awarded 7,500 shares of restricted stock, 3,750 of which vest and become nonforfeitable on December 10, 1999, and 1,875 of which vest and become nonforfeitable on each of the next two succeeding years, ending December 10, 2001.

EMPLOYMENT AGREEMENTS

     MR. TROWELL'S EMPLOYMENT AGREEMENT. On December 10, 1998, the Company entered into an employment agreement with K.C. Trowell (the "Trowell Agreement") which provides that Mr. Trowell will serve as the Chairman and Chief Executive Officer of the Company. The Trowell Agreement has a rolling three year term, provided Mr. Trowell's employment term ends on the first day of the month following his 70th birthday. The Trowell Agreement provides for an annual base salary of $250,000, participation in the Performance-Based Incentive
Plan, and participation in the Company's various incentive, savings, retirement and welfare benefit plans. Mr. Trowell also is eligible to receive an annual bonus targeted at 50% of his annual base salary. The Company also agreed to provide Mr. Trowell with a company car. The Trowell Agreement contains a noncompetition provision. In the event Mr. Trowell's employment is terminated by the Company for a reason other than for cause, death or disability, or if Mr. Trowell terminates his employment for good reason (as defined in the Trowell Agreement), then the Company must pay Mr. Trowell a lump sum equal to (i) the amount of any earned but unpaid salary and bonus, deferred compensation and vacation pay, plus (ii) an amount equal to 50% of the sum of Mr. Trowell's annual base salary and highest annual bonus from the date of termination until the end of the employment period. In the event the Company terminates Mr. Trowell's employment without cause, or if Mr. Trowell terminates his employment for good reason, within two years of a change of control of the Company, then the Company will pay Mr. Trowell 100% of the amount referred to in (ii) above. In addition, all options to acquire shares of Common Stock and all restricted stock previously granted to Mr. Trowell immediately become vested and non-forfeitable upon a change in control.

      MR. FRANKLAND'S EMPLOYMENT AGREEMENT. On November 30, 1998, the Company entered into an employment agreement with G. Thomas Frankland (the "Frankland Agreement") which provides that Mr. Frankland will serve as the Executive Vice President and Chief Financial Officer of the Company. The Frankland Agreement provides for an annual base salary of $185,000, participation in the Performance-Based Incentive Plan, and participation in the Company's various incentive, savings, retirement and welfare benefit plans. Mr. Frankland also received a signing bonus of $35,000 and is eligible to receive an annual bonus targeted at 50% of his annual base salary. The Company also agreed to grant Mr. Frankland options to purchase 40,000 shares of Common Stock at a price of $8.00 per share, 20,000 of which vest one year from the first anniversary of the Frankland Agreement and 10,000 of which vest in each of the next two succeeding anniversary dates. The Company also agreed to grant Mr. Frankland 5,000 shares of restricted stock, 2,500 of which vest and become nonforfeitable on the first anniversary of the Frankland Agreement and 2,500 of which vest and become nonforfeitable on the second anniversary of the Frankland Agreement. In all other terms, the Frankland Agreement is substantially similar to the Trowell Agreement.

PERFORMANCE GRAPH

     Prior to the Company's initial public offering on January 29, 1999, the market value of the Company's Common Stock was not readily discernable. The only trades were through privately negotiated transactions between shareholders. Accordingly, no comparative data is provided regarding the Company's stock price performance over the past five fiscal years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



NAME OF DIRECTOR                           AMOUNT AND NATURE OF            PERCENT OF SHARES OF
OR EXECUTIVE OFFICER                       BENEFICIAL OWNERSHIP (1)        COMMON STOCK OUTSTANDING
---------------------                      ------------------------        ------------------------


Thomas R. Andrews........................            206,000 (2)                            3.37%

Audrey S. Bullard........................            217,861 (3)                            3.57%

Raymon Land, Sr..........................            125,074 (4)                            2.05%

Marvin H. Pritchett......................            878,576 (5)                           14.38%

William Streicher........................            151,842 (6)                            2.49%

K.C. Trowell.............................            329,562 (7)                            5.28%

Directors and Executive Officers
as a Group (10 persons)..............              1,952,691 (8)                            31.11%

      Total


(1) Pursuant to the rules of the SEC, the determinations of "beneficial ownership" of Common Stock are based upon Rule 13d-3 under the Exchange Act, which provides that shares will be deemed to be "beneficially owned" where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares or where a person has the right to acquire any such power within 60 days after the date such "beneficial ownership" is determined. Shares of Common Stock that a beneficial owner has the right to acquire within 60 days pursuant to the exercise of stock options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. All amounts are determined as of February 28, 1999.

(2)  Includes currently exercisable options to purchase 2,000 shares.

(3) Includes 2,000 shares transferred to a revocable trust for benefit of her daughter and currently exercisable options to purchase 2,000 shares.

(4)  Includes currently exercisable options to purchase 2,000 shares.

(5) Includes 107,126 shares owned by New River Developers, 113,702 shares owned by Pritchett Trucking, Inc., 77,692 shares owned by Mid-Florida Hauling, Inc., 50,938 shares owned by Bulldog Trucking, 40,148 shares owned by Mr. Pritchett's wife and 10,000 shares owned by Pritchett, Inc. Mr. Pritchett shares voting and investment power with respect to all such shares. Also includes currently exercisable options to purchase 2,000 shares.

(6)  Includes currently exercisable options to purchase 2,000 shares.

(7) Includes 50,000 shares owned by Mr. Trowell's wife with respect to which he shares voting and investment power. Also includes 136,100 shares underlying options that are exercisable within 60 days of February 28, 1999.

(8) Based on a total of 6,106,770 shares of Common Stock outstanding as of February 28, 1999, plus shares of Common Stock which may be acquired by the beneficial owner, or group of beneficial owners, within 60 days of February 28, 1999, by exercise of 170,300 options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Trowell, the Company's Chief Executive Officer, serves on the Compensation Committee. He does not participate in decisions regarding his own compensation.

     During the last two (2) fiscal years, the Bank loaned funds to certain of the Company's executive officers and directors in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectability or present other unfavorable features.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     On October 24, 1997, the Company terminated its relationship with its independent certified public accountants, Osburn, Henning and Company, and on October 24, 1997, engaged Arthur Andersen, LLP as its independent certified public accountants. Osburn, Henning and Company's report on the consolidated financial statements of the Company for the fiscal year 1996 contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's Board of Directors approved the decision to change accountants. With respect to the Company's consolidated financial statements for fiscal year 1996 and subsequent interim periods preceding the change in accountants, there were no disagreements between the Company and Osburn, Henning and Company on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of Osburn, Henning and Company, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The firm of Arthur Andersen, LLP served as the independent accountants for the Company for the fiscal year ending December 31, 1998. Representatives of Arthur Andersen, LLP will be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

     Shareholders who wish a proposal to be included in the Company's Proxy Statement and form of proxy relating to the 2000 Annual Meeting should deliver a written copy of their proposal to the principal executive offices of the Company no later than December 17, 1999. Proposals should be directed to Joyce Bruner, Corporate Secretary, CNB, Inc., P.O. Box 3239, Lake City, Florida 32056. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials. To be considered timely, all other proposals of stockholders intended to be presented at the next annual meeting of stockholders must be received by the Company by March 1, 2000. Additionally, the Company may solicit proxies in connection with next year's annual meeting which confer discretionary authority to vote on any stockholder proposals of which the Company does not receive notice by March 1, 2000.

ANNUAL REPORT; FORM 10-K

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998 is being provided to each shareholder simultaneously with delivery of this Proxy Statement. Additional copies of the Annual Report to Shareholders or copies of the Company's Annual Report on Form 10-K, filed with the SEC, may be obtained by writing to Joyce Bruner, Corporate Secretary, CNB, Inc., P.O. Box 3239, Lake City, Florida 32056.

OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of CNB does not anticipate that other matters will be brought before the Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting of Shareholders, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

COST OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this proxy statement. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, facsimile or e-mail by Directors, officers or regular employees of the Company, who will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith.

     HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND PROMPTLY RETURN IT TO THE COMPANY'S TRANSFER AGENT IN THE ENCLOSED, ADDRESSED POSTAGE PAID ENVELOPE.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Joyce Bruner

                                        Joyce Bruner
                                        Corporate Secretary

Dated: April 15, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     I, the undersigned shareholder of CNB, Inc. (the "Company"), Lake City, Florida, do hereby nominate, constitute and appoint Mr. G. Thomas Frankland, and Ms. Joyce Bruner, or any one or more of them my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock par value $.01 per share of the Company, held in my name on its books on March 31, 1999 at the Annual Meeting of Shareholders to be held on Wednesday, May 19, 1999.

     PROPOSAL 1. Election of the following Directors:


             [ ]  FOR ALL NOMINEES LISTED BELOW (except as marked to           [ ]  WITHHOLD AUTHORITY to vote for all
                  the contrary below)                                               nominees listed below

                                                Thomas R. Andrews                  Marvin H. Pritchett
                                                Audrey S. Bullard                  William Streicher
                                                Raymon Land, Sr.                   K.C. Trowell



(INSTRUCTION: To withhold authority to vote for any individual nominee write the name(s) of such nominee(s) below.)

--------------------------------------------------------------------------------


     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     PROPOSAL 2. Approval of the change of the name of the Company from "CNB, Inc." to "CNB Florida Bancshares, Inc."

                  [  ]   FOR  [   ] AGAINST [   ]  ABSTAIN

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE CHANGE IN THE COMPANY'S NAME.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.


                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE

     This proxy, when property executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposals 1 and 2. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company.



                                    ---------------------------------
                                    Date


                                    ---------------------------------
                                    Signature


                                    ---------------------------------
                                    Signature (if jointly held)


                                    ---------------------------------
                                    Print Name Here

                                IMPORTANT:  Please sign exactly as your
                                name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO SUNTRUST BANK, ATLANTA, N.A., MAIL CODE 258, P.O. BOX 4625, ATLANTA, GEORGIA 30302.

IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CANNOT BE VOTED.